OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            To Be Held April 8, 2003

                                                                   Jackson, Ohio
                                                               February 26, 2003

To the Shareholders:

      The Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation") will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 8, 2003 at 1:00 p.m., local time, for the following purposes:

      1. To elect the following six Directors for terms expiring in 2005 (Class I), as successors to the class of Directors whose terms expire in 2004: Ralph E. Coffman, Jr., Evan E. Davis, John D. Kidd,
            D. Bruce Knox, Richard P. LeGrand, and Neil S. Strawser.

      2. To ratify the appointment of the firm of Grant Thornton LLP to serve as independent auditor for the Corporation for the year 2003.

      3. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

      On February 26, 2003, there were 5,431,941 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on February 26, 2003, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                             By Order of the Board of Directors,


                                             /s/ H. Tim Bichsel

                                             H. Tim Bichsel
                                             Secretary

EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

      On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 8, 2003 at 1:00 p.m., local time, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 10, 2003.

      Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the notice attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

      As of February 26, 2003, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,431,941 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

      As of February 7, 2003, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                            No. of Shares of Common
      Name(1)             Stock Beneficially Owned(2)    Percentage of Class(3)
      -------             ---------------------------    ----------------------

      Evan E. Davis          925,987(4)                         17.04%
      John D. Kidd           582,224(4)(5)(6)(7)                10.70%
      D. Bruce Knox          354,608(4)(5)                       6.50%

----------

(1) The address of Evan E. Davis, John D. Kidd, and D. Bruce Knox is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 7, 2003 plus the number of shares such person has the right to acquire within 60 days of February 7, 2003.

(4) Includes 16,375 shares which could be acquired by Mr. Davis, 23,375 shares which could be acquired by Mr. Kidd, and 41,625 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 7, 2003. Includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(6) Includes a total of 3,600 restricted shares held in escrow for Messrs. Coffman, Copher and Hinsch for which Mr. Kidd, as the Escrow Agent, exercises sole voting power on behalf of the Corporation during the restricted period ending on December 19, 2005.

(7) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Mr. Kidd, as an Administrator, exercises shared voting power.

                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

      As of February 7, 2003, the Directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and Directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                                 Amount and Nature of
                                                                 Beneficial Ownership        Percentage
                     Name                                         of Common Stock(1)         of Class(2)
                     ----                                        --------------------        -----------
Evan E. Davis, Director                                           925,987(3)                    17.04%

John D. Kidd, Chairman, Chief Executive Officer and
Director                                                          582,224(3)(4)(6)(7)           10.70%

Ralph E. Coffman, Jr., President, Chief
Administrative Officer and Director                                31,185(3)(6)                     *

Richard P. LeGrand, Executive Vice President and
Director                                                           19,364(3)(6)                     *

David G. Ratz, Executive Vice President and
Chief Operating Officer                                            38,290(3)(6)(7)                  *

Scott J. Hinsch, Jr., Vice President                               20,581(3)(6)                     *

H. Tim Bichsel, Secretary                                          38,919(3)(6)                     *

Ron J. Copher, Chief Financial Officer and Treasurer               30,855(3)(6)(7)                  *

D. Bruce Knox, Chief Information Officer and Director             354,608(3)(5)(6)               6.50%

Candice R. DeClark-Peace, Director                                  1,000                           *

Barry M. Dorsey, Ed.D., Director                                   24,100(3)                        *

Donald R. Seigneur, Director                                       21,750(3)                        *

William S. Siders, Director                                        78,661                        1.45%

H. Grant Stephenson, Director                                      20,450(3)                        *

Neil S. Strawser, Director                                         66,798                        1.23%

Donald P. Wood, Director                                            1,300(3)                        *

All Directors and executive officers
  as a group (16 persons)                                       2,256,072(8)                    39.70%

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 7, 2003. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 7, 2003 plus the number of shares such person has the right to acquire within 60 days of February 7, 2003. An "*" indicates less than one percent (1%).

(3) Includes 16,375 shares which could be acquired by Mr. Davis, 23,375 shares which could be acquired by Mr. Kidd, 29,325 shares which could be acquired by Mr. Coffman, 5,500 shares which could be acquired by Mr. LeGrand, 34,000 shares which could be acquired by Mr. Ratz, 20,000 shares which could be acquired by Mr. Hinsch, 21,250 shares which could be acquired by Mr. Bichsel, 24,000 shares which could be acquired by Mr. Copher, 41,625 shares which could be acquired by Mr. Knox, 16,750 shares which could be acquired by Messrs. Dorsey and Stephenson, 14,250 shares which could be acquired by Mr. Seigneur and 1,500 shares which could be acquired by Mr. Siders under stock options exercisable within 60 days of February 7, 2003.

(4) Includes a total of 3,600 restricted shares held in escrow for Messrs. Coffman, Copher and Hinsch for which Mr. Kidd, as the Escrow Agent, exercises sole voting power on behalf of the Corporation during the restricted period ending on December 19, 2005.

(5) Also includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(6) Includes shares acquired pursuant to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which investment power is exercised.

(7) Includes shares held in Trust for the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for which Messrs. Kidd, Copher and Ratz, as Administrators, exercise shared voting power.

(8) Includes 264,700 shares which may be purchased under stock options exercisable within 60 days of February 7, 2003.

                              ELECTION OF DIRECTORS

      The Board of Directors has nominated six persons for a two-year term (Class I). The terms of the remaining Directors in Class II will continue as indicated below. The accompanying proxy will be voted for the election of those six persons named under Class I in the following table unless otherwise directed. In the event that any of the nominees for Director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

      The Board of Directors recommends that the shareholders vote FOR the election of each nominee for Class I Director.

                                 Position with Corporation and/or Principal Occupation or
      Name and Age                           Employment For the Last Five Years                      Director Since
      ------------                           ----------------------------------                      --------------
Nominees - Terms
Expire in 2005 (Class I):

Ralph E. Coffman, Jr., 51        President and Chief Administrative Officer of the                         2002
                                 Corporation since December 2002. He served as Vice
                                 President of the Corporation from June 1999 through
                                 November 2002. He served as President and Chief Executive
                                 Officer and Director of Towne Bank ("Towne") from October
                                 1999 through November 2002. Mr. Coffman served as
                                 Executive Vice President of Oak Hill Banks ("Oak Hill")
                                 from July 1998 to September 1999. From June 1997 to June
                                 1998, he served as Senior Vice President of Oak Hill, and
                                 from September 1996 to May 1997, he served as Area
                                 President for Oak Hill.

Evan E. Davis, 69                Chairman of the Corporation since its formation in 1981                   1981
                                 through November 2002. He served as President of the
                                 Corporation from 1981 to June 1995. He has also served as
                                 Chairman of Oak Hill Banks since December 2002. Mr.
                                 Davis' family founded Oak Hill in 1902, and Mr. Davis has
                                 served as Director of the Bank since 1957.

John D. Kidd, 62                 Chairman of the Corporation since December 2002, and                      1981
                                 Chief Executive Officer since 1981. Mr. Kidd served as
                                 President of the Corporation from June 1995 through
                                 November 2002 and Executive Vice President from 1981 to
                                 June 1995. He has served as President of Oak Hill from
                                 October 1991 to September 1997 and as Chairman of Oak
                                 Hill from October 1997 through November 2002. Mr. Kidd
                                 joined Oak Hill in 1970 as Director, Chief Executive
                                 Officer and Executive Vice President. Mr. Kidd served as
                                 a Director of Towne from October 1999 through November
                                 2002.

D. Bruce Knox, 42                Chief Information Officer of the Corporation since                        1997
                                 January 2000. Executive Vice President of Oak Hill from
                                 July 1998 to December 1999, and Senior Vice President of
                                 Oak Hill from October 1997 to June 1998. He served as
                                 President and a Director of Unity Savings Bank ("Unity")
                                 from January 1996 until the merger into Oak Hill in
                                 October 1997. He served as Executive Vice President of
                                 Unity and its successor, Oak Hill, from January 1989 to
                                 December 1995. He also served as a Director of Oak Hill
                                 from October 1997 to November 2001.

Richard P. LeGrand, 62           Executive Vice President of the Corporation since October                 1987
                                 1991 and Vice President from 1985 to October 1991. He has
                                 served as Director of the Corporation since January 1987
                                 and as Director of Oak Hill since July 1993. Mr. LeGrand
                                 served as Senior Vice President of Oak Hill from February
                                 1986 to October 1991, as Executive Vice President from
                                 October 1991 to September 1997, and President and Chief
                                 Executive Officer from October 1997 through December
                                 2001.

Neil S. Strawser, 60             Co-founder and owner of Parrott & Strawser Properties,                    2002
                                 Inc., a land development and building firm, Cincinnati,
                                 Ohio, since 1980. Mr. Strawser has served as the Director
                                 of Strawser Funeral Home, Inc. since 1974. He served as a
                                 Director of The Blue Ash Building & Loan Association
                                 ("Blue Ash") and its successor, Towne, from 1976 through
                                 November 2002.

Continuing Directors -
Terms Expire in 2004
(Class II):

Candice R. DeClark-Peace, 50     Partner in the public accounting firm of Clark, Schaefer,                 2002
                                 Hackett & Company, Dayton, Ohio, since 1978. She served
                                 as a Director of Towne from May 2002 through November
                                 2002.

Barry M. Dorsey, Ed.D., 60       President of the University of Rio Grande and Rio Grande                  1995
                                 Community College since July 1991. Mr. Dorsey served as
                                 Associate Director from July 1980 to July 1990 and as
                                 Deputy Director from July 1990 to June 1991 of the State
                                 Council for Higher Education for Virginia.

Donald R. Seigneur, 51           Partner in the public accounting firm of Whited Seigneur                  1995
                                 Sams & Rahe, CPAs, Chillicothe, Ohio, since 1979.

William S. Siders, 55            Current Chairman and a Director of Shriners Hospital for                  2001
                                 Children, Cincinnati Burns Hospital in Cincinnati, Ohio.
                                 Mr. Siders has also served as President of Siders
                                 Investments since 2000. He served as Director of Towne
                                 from October 1999 through November 2002. He served as
                                 Chief Executive Officer and Director of Blue Ash from
                                 1982 through September 1999 until its acquisition in
                                 October 1999. He served in several positions with Hunter
                                 Savings Association from 1970 through 1982.

H. Grant Stephenson, 53          Partner in the law firm of Porter Wright Morris & Arthur                  1995
                                 LLP, Columbus, Ohio, since 1986.

Donald P. Wood, 58               Chairman and Chief Executive Officer of Don Wood, Inc.,                   2002
                                 Don Wood Ford Lincoln, Mercury, Inc., Don Wood
                                 Automotive, LLC, and other related automobile dealerships
                                 in Athens and Hocking counties, Ohio, since 1985. He has
                                 also served in several positions with Banc Ohio National
                                 Bank and Florida National Bank from 1969 to 1985.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

      During 2002, the Board of Directors held five regularly scheduled meetings. All of the incumbent Directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings during the last fiscal year, except Mr. Coffman, Mr. Strawser and Ms. DeClark-Peace, who joined the Board of Directors in December 2002.

      Each non-employee Director received $500 per meeting attended as a Director of the Corporation through November 2002. Beginning in December 2002, Directors receive $2000 per meeting attended. Directors who are also employees received no additional compensation for service on the Board of Directors.

      The Board of Directors has the following standing committees: Governance Committee and Audit Committee.

      The Governance Committee (the "Committee") makes recommendations to the Board of Directors of the Corporation (the "Board") with respect to the compensation of the executive officers of the Corporation and with respect to the grant of stock options and restricted stock and reviews and recommends to the Board the appropriate oversight mandates and the structure and composition of the Board and the Boards of Directors of each of the Corporation's subsidiaries. The Committee assumes responsibility for planning for the succession of Directors and recommends Director nominees for each board to the Board. In so doing, the Committee recommends to the Board the size of the Board, as well as its membership mix and the process for the selection of independent Directors, and makes similar recommendations for each of the boards of the Corporation's subsidiaries. In addition, the Committee assumes the overall responsibility for periodic assessment of the Corporation's governance program and assumes responsibility for the annual development and implementation of a plan for the evaluation of the Board and of each of the boards of the Corporation's subsidiaries. The Committee is also responsible for the Chief Executive Officer's performance evaluation and for management succession planning. The Committee assesses the appropriateness of shareholder proposals for inclusion in the proxy materials. The members of the Committee are Mr. Stephenson, who serves as Chairman, and Messrs. Dorsey and Strawser. John D. Kidd, Chairman and Chief Executive Officer of the Corporation, attends all committee meetings as an ex-officio member. The Committee held seven meetings during the last fiscal year, and all current members, with the exception of Mr. Strawser who joined the Board in December 2002, attended. Committee members received $500 for attending each committee meeting through November 2002. Beginning in December 2002, Committee members receive $2,000 per committee meeting attended. The report of the Committee with respect to the year 2002 begins on page 13 herein.

      Article Two of the Corporation's First Amended and Restated Code of Regulations prescribes the method for a shareholder to nominate a candidate for election to the Board. Nominations, other than those made by or at the direction of the Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than thirty days nor more than sixty days prior to the Annual Meeting; provided, however, that in the event that less than forty days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. Such notice shall set forth the following:

      a. as to each person who is not an incumbent Director whom the shareholder proposes to nominate for election as a Director,

            (i) the name, age, business address and residence address of such person;

            (ii)  the principal occupation or employment of such person;

            (iii) the class and number of shares of the Corporation which are beneficially owned by such person;

            (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or successor provision; and

      b.    as to the shareholder giving the notice,

            (i)   the name and record address of such shareholder;

            (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder.

      Such notice shall be accompanied by the written consent of each proposed nominee to serve as a Director of the Corporation, if elected. The Corporation may require any proposed nominee to furnish other information to determine the qualifications of such proposed nominee to serve as a Director of the Corporation. Nominations not made in accordance with the Corporation's Code of Regulations, as determined by the presiding officer of the Annual Meeting, will be disregarded. As of the date of this Proxy Statement, no persons have been so nominated for election at this Annual Meeting.

      The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Functions of the Committee include the engagement of the independent auditor, reviewing with the independent auditor the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent auditor and similar functions. In its oversight role, the Committee assures that management fulfills its responsibilities in preparing the financial statements. The Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a written charter for the Audit Committee. The members of the Audit Committee are Mr. Seigneur, who serves as Chairman, and Messrs. Siders and

Wood. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held eight meetings during the last fiscal year, including three meetings with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Forms 10-Q with the Securities and Exchange Commission. Each Director serving on such committee received $250 per meeting attended in connection with the Quarterly Report on Forms 10-Q and $500 per meeting otherwise through November 2002. Beginning in December 2002, Directors serving on such committee receive $750 per committee meeting attended in connection with the Quarterly Report on Forms 10-Q and $2,000 per committee meeting otherwise. The report of the Audit Committee with respect to the year 2002 begins on page 17 herein.

                               EXECUTIVE OFFICERS

      The officers of the Corporation are appointed annually by the Board of Directors and serve at the pleasure of the Board. In addition to John D. Kidd, Chairman of the Board and Chief Executive Officer, Ralph E. Coffman, Jr., President and Chief Administrative Officer, Richard P. LeGrand, Executive Vice President, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the Corporation:

      H. Tim Bichsel, age 62, has served as Secretary of the Corporation since June 1995 and as Treasurer from June 1995 to January 2001. He served as Chief Operations Officer of the Corporation from January 2000 to June 2000. He also served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Secretary of Oak Hill since February 1995. He served as Executive Vice President of Oak Hill from February 1996 to February 2000 and since July 2000. From April 1993 to February 1996 he served as Senior Vice President. From February 1992 to April 1993, he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Before 1992, Mr. Bichsel was employed in a variety of positions, including Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

      Ron J. Copher, age 45, has served as Chief Financial Officer of the Corporation since July 1999 and as Treasurer since February 2001. He served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

      Scott J. Hinsch, Jr., age 51, has served as Vice President of the Corporation since January 2002. He has served as President and Chief Executive Officer of Oak Hill since January 2002. He served as Chief Operating Officer of Oak Hill from January 2001 to December 2001. From April 1999 to December 2000, he served as Executive Vice President and Branch Administrator of Oak Hill. Prior to coming to Oak Hill, he served as Regional President for the former Star Bank and as President of the former Commercial & Savings Bank, Gallipolis, Ohio.

      David G. Ratz, age 45, has served as Executive Vice President and Chief Operating Officer of the Corporation since January 2002. He served as Chief Administrative Officer of the Corporation from January 2000 to December 2001. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Vice President of Oak Hill from October 1995 to February 1996, as Senior Vice President from February 1996 to June 1998, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

      The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the Corporation:

                           Summary Compensation Table

                                                                                          ----------------------
                                                                                                 Long-Term
                                                                                               Compensation
                                                      Annual Compensation                          Awards
                                        -------------------------------------------------------------------------------------------
                                                                                              (f)         (g)
                                                                             (e)          Restricted   Securities        (i)
                 (a)                     (b)       (c)        (d)        Other Annual        Stock     Underlying      All Other
   Name and Principal Position          Year     Salary     Bonus(1)    Compensation(2)    Awards(3)   Options(4)   Compensation(5)
   ---------------------------          ----     ------     --------    ---------------   ----------   ----------   ---------------
JOHN D. KIDD                            2002    $204,584    $89,400         $3,789              --           --        $12,432
Chairman and Chief                      2001    $194,497    $60,000             --              --           --        $12,309
Executive Officer                       2000    $189,840         --             --              --           --        $10,568

RALPH E. COFFMAN, JR                    2002    $148,719    $67,400         $5,324         $25,500           --        $66,360
President and Chief                     2001    $133,455    $21,750             --              --        4,900        $ 9,350
Administrative Officer                  2000    $123,602    $15,000             --              --        6,000        $ 8,325

SCOTT J. HINSCH, JR                     2002    $145,780    $67,400         $4,787         $25,500           --        $11,318
Vice President                          2001    $120,163    $29,559             --              --           --        $ 7,810
                                        2000    $ 92,565    $21,500         $  685              --        5,000        $ 5,045

DAVID G. RATZ                           2002    $129,417    $51,600             --              --           --        $10,163
Executive Vice President and Chief      2001    $108,300    $33,165             --              --        4,500        $ 7,062
Operating Officer                       2000      98,400    $11,250             --              --        5,000        $ 6,162

RON J. COPHER                           2002    $125,750    $51,600             --         $25,500           --        $ 9,716
Chief Financial Officer and             2001    $120,218    $30,791             --              --        4,500        $ 8,146
Treasurer                               2000    $116,313    $11,250             --              --        5,000        $10,568

--------------------------------------------------------------------------------

(1) Bonus for 2002 was accrued in 2002 and paid in January 2003. Bonus for 2001 was accrued in 2001 and paid in January 2002.

(2)   Includes amounts imputed for personal use of a company vehicle.

(3) Includes the dollar value of 1,200 restricted shares awarded to Messrs. Coffman, Hinsch and Copher on December 19, 2002 at the $21.25 closing price as of the preceding business day. The grants vest 100% on December 19, 2005.

(4)   All shares are subject to options granted under the 1995 Stock Option
      Plan.

(5) Includes 401(k) matching and profit sharing contributions to the Oak Hill Financial, Inc. 401(k) & Profit Sharing Plan for the fiscal years shown. Also includes $54,378 paid to Mr. Coffman as reimbursement of his relocation expenses.

      The following table shows all individual grants of stock options to the named executive officers of the Corporation during the year ended December 31, 2002.

                    Options/SAR Grants in Last Fiscal Year(1)

                                                            Individual Grants
                                          ------------------------------------------------------     Potential Realizable Value
                                                         % of Total                                   At Assumed Annual Rates
                                          Number of       Options                                   Of Stock Price Appreciation
                                          Securities     Granted To     Exercise                          For Option Term(2)
                                          Underlying    Employees In      Price       Expiration    -----------------------------
          Name                             Options      Fiscal Year     ($/Share)        Date        0%($)     5%($)      10%($)
---------------------------------------------------------------------------------------------------------------------------------
JOHN D. KIDD
Chairman and Chief
Executive Officer                             --             --             --             --          --        --        --
---------------------------------------------------------------------------------------------------------------------------------
RALPH E. COFFMAN, JR
President and Chief
Administrative Officer                        --             --             --             --          --        --        --
---------------------------------------------------------------------------------------------------------------------------------
SCOTT J. HINSCH, JR
Vice President                                --             --             --             --          --        --        --
---------------------------------------------------------------------------------------------------------------------------------
DAVID G. RATZ
Executive Vice President and
Chief Operating Officer                       --             --             --             --          --        --        --
---------------------------------------------------------------------------------------------------------------------------------
RON J. COPHER
Chief Financial Officer and
Treasurer                                     --             --             --             --          --        --        --


----------

(1)   No options were granted in 2002.

(2) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Corporation pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Corporation's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Corporation's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

The following table shows aggregate option exercises in the last fiscal year and year-end values.

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                        Fiscal Year-End Option/SAR Values

            (a)                          (b)            (c)                       (d)                                (e)
                                                                         Number of Unexercised              Value of Unexercised
                                                                         Options at Fiscal Year           In-the-Money Options at
                                                                                 End                       Fiscal Year End ($)(1)
                                       Shares
                                      Acquired          Value
           Name                      On Exercise     Realized ($)     Exercisable   Unexercisable     Exercisable     Unexercisable
JOHN D. KIDD
Chairman and Chief
Executive Officer                          --                --          23,375             --          $ 94,469               --

RALPH E. COFFMAN, JR
President and Chief
Administrative Officer                     --                --          29,325          2,450          $155,898          $15,482

SCOTT J. HINSCH, JR
Vice President                             --                --          20,000             --          $ 91,130               --

DAVID G. RATZ
Executive Vice President and
Chief Operating Officer                 5,000           $69,235          34,000          2,250          $232,990          $14,218

RON J. COPHER
Chief Financial Officer and
Treasurer                                 500           $ 1,825          24,500          2,250          $108,100          $14,218

--------------------------------------------------------------------------------

(1) Represents total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2002 was $21.369. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

      The following table presents information as of February 7, 2003, with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plan.

                                                   (a)                        (b)                          (c)
                                        --------------------------------------------------------------------------------------------
                                                                                              Number of Securities Remaining
                                                                                              Available for Future Issuance
                                        Number of Securities to be      Weighted Average         Under Equity Compensation
                                         Issued upon Exercise of       Exercise Price of        Plans (Excluding Securities
          Plan Category                    Outstanding Options        Outstanding Options         Reflected in Column (a))
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by shareholders(1)                      665,367                     $15.61                     261,249

Equity compensation plans
not approved by shareholders                          --                         --                          --
                                                 -------                                                -------

Total                                            665,367                     $15.61                     261,249
                                                 =======                                                =======

--------------------------------------------------------------------------------

(1)   Consists of the 1995 Stock Option Plan.

                       REPORT OF THE GOVERNANCE COMMITTEE
                OF THE BOARD OF DIRECTORS REGARDING COMPENSATION

Philosophy and Composition of the Committee

      The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by the Governance Committee (the "Committee") and approved by the Board of Directors. In addition, long-term stock-based incentive awards may be granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation.

      The Corporation's executive compensation program is administered by the Committee, composed entirely of non-employee Directors of the Corporation: H. Grant Stephenson, who serves as Chairman, Barry M. Dorsey and Neil S. Strawser. During 2002, the Board of Directors undertook to reorganize the Committee, assigning to it additional functions and responsibilities which included responsibility for the development, evaluation and nomination of members of the Board of Directors, review of significant governance policies, administration of the executive compensation program, and evaluation of the Corporation's Chief Executive Officer.

      Pursuant to a delegation of authority from the Board of Directors, the Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies, to review the salaries of executive officers, to review the formula for bonus awards to executive officers, to approve the grant of stock options to executive officers and other key employees under the Corporation's 1995 Stock Option Plan, and to approve other executive compensation. In general, the philosophy of the Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Committee is to set base pay at the lower end of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

Executive Compensation Program

      Management is responsible for the establishment of the base salary, as well as a formula for the award level for the annual bonus compensation program, both subject to approval by the Committee. The Committee is also responsible for the award level and administration of the stock option program for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Committee takes into account the views of the Management of the Corporation.

      The Committee has reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Committee reviews the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry. The Committee has not defined or established a specific comparison group of bank holding companies for determination of compensation. Those listed in the salary surveys which share one or more common traits with the Corporation, such as market capitalization, asset size, geographic location, similar lines of business and financial returns on assets and equity, are given more weight. The companies listed in the various salary surveys may not be included in the SNL $500M-$1B Bank Asset-Size Index (an index included in the Corporation's Performance Graph on page 16).

Components of the Named Executive Officer Compensation

      For 2002, the executive compensation program for the Named Executive Officers in this Proxy, Messrs. Kidd, Coffman, Hinsch, Ratz and Copher (the "Named Executive Officers") consisted of four primary components: (i) a base salary; (ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

      Base Salary. Until January 2003, the Corporation employed a calendar year compensation program in which the Named Executive Officers' base salaries and performance are reviewed annually during July with salary increases made effective for the twelve month period beginning July 1 of the current year through June 30 of the following year. Beginning with calendar year 2003, the review was conducted in January with salary increases for the twelve month period beginning February 1. The salaries and performance reviews are determined primarily by examining the individual officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation.

      Significant weight also is given to the views of the Management of the Corporation regarding whether a Named Executive Officer has succeeded in the annual performance goals established by the Chief Executive Officer with each Executive Officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature--such as the development and retention of key personnel, the quality of products and services, and management effectiveness--and quantitative in nature, such as earnings, sales and revenue goals, and cost containment.

      The Named Executive Officer's base salary is then established by Management and reviewed by the Committee, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

      Incentive Compensation. In 2002, incentive compensation included: the award of cash bonuses and grants of restricted stock. The participants and awards under the Corporation's incentive plans are determined by Management subject to approval by the Committee.

      Cash Incentive Compensation. The Corporation's policy for cash incentive compensation is to reward the achievement of financial objectives established in advance by Management and the Board of Directors at the beginning of each year. Each year, a plan for performance targets focused upon the net operating income ("NOI") of the Corporation has been established by Management. Targets are set for individual performance goals. In confirming awards made under the Plan, the Committee has the discretion to consider these goals and other factors related to the individual performance of the Named Executive Officer. All incentive bonus awards under the plan are paid in cash. The bonuses accrued in 2002 and paid in January 2003 were based upon the Corporation's 2002 performance.

      Stock Options. The purpose of the Corporation's 1995 Stock Option Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price. No stock options were awarded for performance during 2002 based on the recommendation of Management in light of, among other factors, the number of the Corporation's outstanding options relative to other similarly-situated financial service organizations.

      Restricted Stock. At the recommendation of Management, the Committee confirmed three grants of restricted stock for exemplary performance. Each award reflects a significant specific contribution by the individual officer during calendar year 2002. The restricted stock awards are described in this Proxy in the section entitled Executive Compensation.

Determination of the Chief Executive Officer's Compensation

      The compensation package entered into with Mr. Kidd is detailed in this Proxy under the tables and descriptive paragraphs of the section entitled Executive Compensation.

      Mr. Kidd's base salary for 2002 was determined by the Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation. In determining compensation, the financial results as compared with peer companies were given the most weight by the Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Kidd.

      Based on these factors, the Committee established Mr. Kidd's annual base salary at $210,000, an approximate 5% increase from his previous base salary. In addition, Mr. Kidd earned incentive compensation consisting of an $89,400 cash bonus accrued in 2002 and paid in January 2003.

Deductibility of Executive Compensation

      The Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

      The foregoing report has been respectfully submitted by the members of the Committee, being:

                          H. Grant Stephenson, Chairman
                                 Barry M. Dorsey
                                Neil S. Strawser

                                PERFORMANCE GRAPH

                      Comparison of Cumulative Total Return
        Among the Corporation, the Nasdaq Stock Market - U.S. Index, and
                    The SNL $500M -$1B Bank Asset-Size Index

      The following Performance Graph compares the performance of the Corporation with that of the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index, each of which are published industry indices. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on December 31, 1997 in the Common Stock of the Corporation and in the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index and that all dividends were reinvested.

                            Oak Hill Financial, Inc.

                                   [LINE GRAPH OMITTED]

                                                                           Period Ending
                                               --------------------------------------------------------------------
Index                                          12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
--------------------------------------------------------------------------------------------------------------------
Oak Hill Financial, Inc.                         100.00      103.83       86.21       88.26       98.48      136.65
NASDAQ - Total US*                               100.00      140.99      261.48      157.42      124.89       86.33
SNL $500M-$1B Bank Index                         100.00       98.32       91.02       87.12      113.02      144.30

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      In accordance with its written charter, the Audit Committee (or the "Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met eight times, including meetings with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Forms 10-Q with the Securities and Exchange Commission.

      In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditor a formal written statement describing all relationships between the auditor and the Corporation that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditor any relationships that may impact its objectivity and independence. The Corporation has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between an independent auditor and clients. The Committee satisfied itself as to the auditor's independence.

      The Committee also discussed with management, the internal auditor and the independent auditor the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent and the internal auditor their plans, audit scope, and identification of audit risks.

      The Audit Committee discussed and reviewed with the internal and independent auditors all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent auditor's examination of the financial statements.

      The Audit Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2002 with management and the independent auditor. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent auditor has the responsibility for the examination of those statements.

      Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the reappointment, subject to shareholder approval, of the Corporation's independent auditor, Grant Thornton LLP.


                          Donald R. Seigneur, Chairman
                                William S. Siders
                                 Donald P. Wood

                         PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees

      Grant Thornton fees for the calendar year 2002 audit of the Corporation's consolidated financial statements and the reviews of Quarterly Report on Forms 10-Q were $71,050 of which $44,250 had been billed through December 31, 2002.

Financial Information Systems Design and Implementation Fees

      Grant Thornton LLP did not render any services to the Corporation in 2002 with respect to the above captioned services.

All Other Fees

      Aggregate fees billed for all other services rendered by Grant Thornton LLP during the year ended December 31, 2002 were $53,310. These services included:

            o     assistance with Securities and Exchange Commission filings;

            o     accounting technical advice;

            o     income tax consulting and return preparation;

            o     employee benefit plans and statutory audits; and

            o     other sundry services

      In determining whether to appoint Grant Thornton LLP as the Corporation's independent auditor, the Audit Committee considered whether the provision of services, other than audit services, is compatible with maintaining the principal accountant's independence.

                       APPOINTMENT OF INDEPENDENT AUDITOR

      The Board of Directors has appointed Grant Thornton LLP as the independent auditor for the Corporation and its subsidiaries for the fiscal year ending December 31, 2003. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent auditor for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2003 is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

      Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

The Board of Directors recommends a vote FOR this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for the proposal.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

      Currently, Messrs. Dorsey, Stephenson and Strawser, who are not employees of the Corporation, are members of the Governance Committee. Effective July 1, 2000, Evan E. Davis, a Director of the Corporation, serves on the Executive Committee of the Board of Trustees (the "Executive Committee") of the University of Rio Grande (the "University") of which Mr. Dorsey is the President. The Executive Committee of the University acts on matters involving Mr. Dorsey's compensation; therefore, in order to comply with NASDAQ Rule 4200 dealing with a Director's independence from management, Mr. Davis has agreed to recuse himself from all questions concerning Mr. Dorsey's compensation and performance and to not serve on the Presidential Review Committee of the University. A resolution to this effect is memorialized in the minutes of the Executive Committee of the Board of Directors of the University and shall be made available to management of the Corporation or to the officials of the NASDAQ Stock Market, Inc., upon request.

Transactions with Directors and Officers

      Some of the officers and Directors of the Corporation and the companies with which they are associated are customers of Oak Hill. The loans to such officers and Directors (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

      Oak Hill has had, and expects to have in the future, banking transactions in the ordinary course of business with Directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

Miscellaneous

      H. Grant Stephenson, a Director of the Corporation, is a Partner in the law firm of Porter Wright Morris & Arthur LLP, which provides legal services to the Corporation.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and Directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

      Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, Directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2002.

                              SHAREHOLDER PROPOSALS

      If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2004, it shall be presented to management by certified mail, written receipt requested, not later than November 11, 2003, for inclusion in the Corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc., Attention: David G. Ratz, Chief Operating Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2004 Annual Meeting of Shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after January 25, 2004.

                                  ANNUAL REPORT

      The Corporation's Annual Report for the year ended December 31, 2002 is being mailed to each shareholder with this Proxy Statement.

      The Corporation files annually with the Securities and Exchange Commission an Annual Report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:

                            Oak Hill Financial, Inc.
                            Attention: David G. Ratz
                              14621 State Route 93
                              Jackson, Ohio 45640.

                                  OTHER MATTERS

      Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

                                    EXPENSES

      The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, Directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

REVOCABLE PROXY
OAK HILL FINANCIAL, INC.

PLEASE MARK VOTES
AS IN THIS EXAMPLE

Annual Meeting of SHAREholders
APRIL 8, 2003

                        With-       For All
            For         hold        Except

1. The election as directors of all nominees listed below:
Ralph E. Coffman, Jr., Evan E. Davis, John D. Kidd,
D. Bruce Knox, Richard P. LeGrand, Neil S. Strawser

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

            For         Against      Abstain

2. The ratification of the appointment of Grant Thornton LLP as independent auditor of the Corporation for the fiscal year ending December 31, 2003.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the shareholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

Please be sure to sign and date this Proxy in the box below.

Stockholder sign above

Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

OAK HILL FINANCIAL, INC.

The above signed acknowledges receipt from the Corporation, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated February 26, 2003, and the Corporation's Annual Report to Shareholders for the fiscal year ended December 31, 2002. Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

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